CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2020
CAPITAL MANAGEMENT
Schedule of capital structure

The Company monitors capital on the basis of the debt to capital ratio, which is calculated as net debts divided by equity attributable to shareholders of the Company.

	As of December 31,
	2020	2019
	RMB’000	RMB’000
Interest-bearing bank borrowings	—	—
Amounts owed to related parties	36,348	36,217
Total debts	36,348	36,217
Less: Cash and cash equivalents (excluding restricted bank balances)	(12,344)	(8,212)
Net debts	24,004	28,005
Equity attributable to shareholders of the Company	96,758	272,496
Gearing ratio	24.8%	10.3%